                                                                    EXHIBIT 23.1

                             CONSENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

InfoCure Corporation
Atlanta, Georgia


         We hereby consent to the incorporation by reference in the Prospectus constituting a part of this Registration Statement on Form S-3 of our report dated February 21, 2000, relating to the consolidated financial statements and schedule of InfoCure Corporation and subsidiaries appearing in the Company's Annual Report on Form 10-K for the year ended December 31, 1999.

         We also consent to the reference to us under the caption "Experts" in the Prospectus.
                                       BDO Seidman, LLP




Atlanta, Georgia
April 7, 2000